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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                            -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                         -----------------------------


Date of Report (Date of
earliest event reported) : November 21, 1997
                           -----------------



                         INTERMEDIA COMMUNICATIONS INC.
        -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                               59-2913586
--------------------------------         ---------------------------------
(State or other jurisdiction of                  (I.R.S. Employer
 incorporation or organization)                  Identification No.)



                                    0-20135
                            ------------------------
                            (Commission File Number)

3625 Queen Palm Drive, Tampa, Florida                       33619-1309
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------
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Item 5.  Other Events
---------------------

          On November 21, 1997, Intermedia Communications Inc. (the "Company") issued the Press Release filed herewith.

          If the transactions described in the Press Release filed herewith are consummated, the Company anticipates that it will have to raise additional capital before the end of fiscal 1998.

Item 7.  Financial Statements and Exhibits
------------------------------------------

     Exhibit 99.1        Press Release, dated November 21, 1997.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 24, 1997

                         INTERMEDIA COMMUNICATIONS INC.
                         ------------------------------
                                  (Registrant)



                           By: /s/ Robert M. Manning
                               Name:  Robert M. Manning
                               Title: Senior Vice President -
                                        Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit
  No.                 Description
-------               -----------

99.1                  Press Release, dated November 21, 1997.


                                       4
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                                 EXHIBIT 99.1

                                       5